Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

The following transactions/changes have impacted the reporting of our results:

On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

On July 1, 2010 and August 2, 2010 we completed the acquisitions of Global Investment Servicing (“GIS”) and BHF Asset Servicing GmbH (“BAS”). The financial results for GIS are included in the Investment Services and Other businesses. The financial results for BAS are included in the Investment Services business.

On January 1, 2010, we adopted SFAS No. 167, “Amendments to FASB Interpretation No. 46 (R).” Certain investment management funds are disclosed separately on our balance sheet and securitizations are included in available-for-sale securities. The income statement separately discloses the operations of consolidated asset management funds and the net income attributable to noncontrolling interests of consolidated investment management funds; previously these were disclosed as investment management and performance fees revenue and investment and other income.

The following items have impacted the comparability of our results:

Results for the first quarter of 2010 include a charge related to special litigation reserves.

Expense efficiency restructuring charges—Recorded charges in 2010 and 2011

All of these items are detailed in the trends that follow.

Certain immaterial reclassifications have been made to prior periods to place them on a basis comparable with the current period’s presentation.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any business.

Average Assets:

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Non-GAAP Financial Measures’ and ‘Supplemental Information — Explanation of Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation Quarterly Earnings Review dated April 18, 2012, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the business trends data versus business data on the Form 10-K for the year ended December 31, 2011.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS-9 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment services fees
Asset servicing	$637	$668	$863	$908	$917	$973	$922	$885	$943
Issuer services	333	354	364	409	351	365	442	287	251
Clearing services	230	245	252	278	292	292	297	278	303
Treasury services	131	125	139	135	134	134	133	134	136

Total investment services fees	1,331	1,392	1,618	1,730	1,694	1,764	1,794	1,584	1,633
Investment management and performance fees	686	686	696	800	764	779	729	730	745
Foreign exchange & other trading revenue	262	220	146	258	198	222	200	228	191
Distribution and servicing	48	51	56	55	53	49	43	42	46
Financing-related fees	50	48	49	48	43	49	40	38	44
Investment and other income	145	145	97	80	81	145	83	146	139

Total fee revenue	2,522	2,542	2,662	2,971	2,833	3,008	2,889	2,768	2,798
Net Securities gains (losses)	7	13	6	1	5	48	(2)	(3)	40

Total fee and other revenue	2,529	2,555	2,668	2,972	2,838	3,056	2,887	2,765	2,838
Income of consolidated investment management funds	65	65	37	59	110	63	32	(5)	43
Net interest revenue	765	722	718	720	698	731	775	780	765

Total revenue	3,359	3,342	3,423	3,751	3,646	3,850	3,694	3,540	3,646
Provision for credit losses	35	20	(22)	(22)	—	—	(22)	23	5
Noninterest expenses	2,146	2,219	2,429	2,624	2,578	2,690	2,653	2,583	2,651
Special Litigation Reserves	164	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Amortization of intangible assets	97	98	111	115	108	108	106	106	96
Restructuring charges	7	(15)	15	21	(6)	(7)	(5)	107	(9)
Merger & integration expense	26	14	56	43	17	25	17	32	18

Total noninterest expense	2,440	2,316	2,611	2,803	2,697	2,816	2,771	2,828	2,756
Income/ (loss) from continuing operations before taxes	884	1,006	834	970	949	1,034	945	689	885
Income taxes	258	304	220	265	279	277	281	211	254

Income/ (loss) from continuing operations	626	702	614	705	670	757	664	478	631
Income/ (loss) from discontinued operations, net of tax	(42)	(10)	(3)	(11)	—	—	—	—	—
Net income attributable to noncontrolling interest	(25)	(34)	11	(15)	(45)	(22)	(13)	27	(12)

Net income/ (loss) applicable to shareholders of The Bank of New York Mellon Corporation	$559	$658	$622	$679	$625	$735	$651	$505	$619

EPS from continuing operations	$0.49	$0.55	$0.51	$0.55	$0.50	$0.59	$0.53	$0.42	$0.52
EPS from continuing operations-Non-GAAP (a)	$0.59	$0.55	$0.55	$0.59	$0.50	$0.60	$0.53	$0.49	$0.52
Market value of assets under management at period-end (in billions)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308
Market value of assets under custody and administration at period-end (in trillions)	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8	$26.6
`
Market value of securities on loan at period-end (in billions)	$253	$248	$279	$278	$278	$273	$250	$269	$265
Pre-tax operating margin
GAAP	26%	30%	24%	26%	26%	27%	26%	19%	24%
Non-GAAP adjusted (b)	34%	32%	30%	30%	28%	30%	30%	27%	27%
Return on common equity (annualized)
GAAP	8.2%	8.8%	7.8%	8.5%	7.7%	8.8%	7.6%	5.9%	7.4%
Return on tangible common equity (annualized):
Non-GAAP	25.8%	25.7%	26.3%	27.5%	24.3%	26.3%	22.1%	17.7%	21.0%
Percent of non-US fee and net interest revenue-GAAP	34%	35%	36%	38%	36%	37%	39%	34%	36%
Percent of non-US fee and net interest revenue-Non-GAAP (c)	35%	35%	36%	38%	37%	37%	39%	34%	37%

(a)	Calculated excluding M&I expenses, restructuring charges and 1st quarter 2010 special litigation reserves.

(b)	Calculated excluding M&I expenses, restructuring charges, intangible amortization and 1st quarter 2010 special litigation reserves, and noncontrolling interest related to consolidated asset management funds.

(c)	Calculated excluding net securities gains (losses) and including noncontrolling interest related to consolidated asset management funds.

Note:	See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS—9 Quarter Trend

FEE AND OTHER REVENUE

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Investment services fees
Asset servicing	$608	$622	$826	$870	$880	$911	$881	$842	$894
Securities lending	29	46	37	38	37	62	41	43	49
Issuer services	333	354	364	409	351	365	442	287	251
Memo: Issuer Services excluding Shareowner Services	283	298	318	360	292	314	400	245	251
Clearing services	230	245	252	278	292	292	297	278	303
Treasury services	131	125	139	135	134	134	133	134	136

Total investment services fees	1,331	1,392	1,618	1,730	1,694	1,764	1,794	1,584	1,633
Investment management and performance fees	686	686	696	800	764	779	729	730	745
Foreign exchange & other trading revenue	262	220	146	258	198	222	200	228	191
Distribution and servicing	48	51	56	55	53	49	43	42	46
Financing-related fees	50	48	49	48	43	49	40	38	44
Investment and other income	145	145	97	80	81	145	83	146	139

Total fee revenue	2,522	2,542	2,662	2,971	2,833	3,008	2,889	2,768	2,798
Income of consolidated asset management funds, net of noncontrolling interest	41	32	49	45	66	42	19	23	32

Total fee revenue - Non-GAAP (a)	2,563	2,574	2,711	3,016	2,899	3,050	2,908	2,791	2,830
Net securities gains (losses)	7	13	6	1	5	48	(2)	(3)	40

Total fee and other revenue - Non-GAAP	2,570	2,587	2,717	3,017	2,904	3,098	2,906	2,788	2,870
Less: Fee and Other revenue related to Shareowner Services	54	58	47	52	62	54	44	142	—

Total fee and other revenue ex Shareowner Services - Non-GAAP	2,516	2,529	2,670	2,965	2,842	3,044	2,862	2,646	2,870

Fee and other revenue as a percentage of total revenue-Non-GAAP (b)	75%	76%	78%	79%	78%	79%	78%	78%	78%

Market value of assets under management at period-end (in billions)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308

Market value of assets under custody and administration at period-end (in trillions)	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8	$26.6

Market value of securities on loan at period-end (in billions)	$253	$248	$279	$278	$278	$273	$250	$269	$265

S&P 500 Index-period-end	1169	1031	1141	1258	1326	1321	1131	1258	1408

S&P 500 Index-daily average	1123	1135	1095	1204	1302	1318	1227	1224	1347

(a)	The GIS and BAS acquisitions were completed on July 1, 2010 and August 2, 2010, respectively.

(b)	Excludes net securities gains/(losses).

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	March 31, 2010		June 30, 2010		September 30, 2010		December 31, 2010
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$55,800	0.94%	$50,741	0.89%	$60,431	0.83%	$59,660	0.81%
Interest-bearing deposits with Federal Reserve bank	12,097	0.33	18,276	0.34	9,812	0.40	16,787	0.32
Other Short Term Investment (FRB)	—	—	—	—	—	—	—	—
Federal funds sold and securities under resale agreements	3,859	0.71	4,652	0.66	4,559	0.46	5,553	3.15
Margin loans	5,241	1.49	5,786	1.49	6,269	1.47	6,289	1.55
Non-margin loans:
Domestic offices	19,495	3.12	20,735	2.89	21,072	2.74	21,754	2.55
Foreign offices	9,478	1.62	10,143	1.53	9,428	1.61	9,486	1.53

Total non-margin loans	28,973	2.63	30,878	2.45	30,500	2.39	31,240	2.24
Securities
U.S. government obligations	6,600	1.40	6,162	1.46	7,229	1.63	11,390	1.51
U.S. government agency obligations	19,429	3.58	19,629	3.48	20,074	3.29	21,406	2.95
Obligations of states and political subdivisions	670	6.37	638	6.56	615	6.43	587	6.53
Other securities	28,653	4.20	27,601	4.14	30,075	3.86	31,987	3.55
Trading securities	2,075	2.49	2,752	2.62	3,194	2.57	2,698	3.02

Total securities	57,427	3.63	56,782	3.58	61,187	3.36	68,068	3.02

Total interest-earning assets	163,397	2.15	167,115	2.04	172,758	1.99	187,597	1.90
Allowance for credit losses	(502)		(517)		(538)		(530)
Cash and due from banks	3,546		3,677		3,904		4,224
Other assets	45,346		46,266		50,007		50,220
Discontinued Operations	898		260		247		223
Total Asset Consol VIE FAS 167	12,730		12,040		13,947		14,675
Total Assets	$225,415		$228,841		$240,325		$256,409
Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$3,164	0.43%	$3,892	0.48%	$4,466	0.52%	$6,296	0.40%
Savings	1,372	0.27	1,389	0.27	1,389	0.26	1,433	0.22
Certificates of deposit of $100,000 & over	648	0.25	332	0.16	214	0.11	285	0.08
Demand Deposits	—	—	—	—	—	—	—	—
Other time deposits	23,801	0.09	26,289	0.08	27,440	0.07	29,002	0.07
Foreign offices	72,049	0.10	68,061	0.10	70,524	0.13	74,760	0.14

Total interest-bearing deposits	101,034	0.11	99,963	0.11	104,033	0.13	111,776	0.14
Federal funds purchased and securities under repurchase agreements	3,697	0.07	4,441	0.19	5,984	0.09	7,256	2.13
Trading Liabilities	1,178	2.91	1,668	2.69	1,961	2.51	1,704	2.06
Other borrowed funds	1,627	1.29	2,555	1.69	2,068	0.85	1,999	0.80
Payables to customers and broker-dealers	6,372	0.08	6,596	0.09	6,910	0.08	5,878	0.11
Long-term debt	16,808	1.50	16,462	1.75	16,798	2.04	16,624	1.87

Total interest-bearing liabilities	130,716	0.33	131,685	0.37	137,754	0.41	145,237	0.47
Total noninterest-bearing deposits	33,330		34,628		33,198		39,625
Other liabilities	18,420		20,042		23,770		24,740
Discontinued Operations	898		260		247		223
VIE Liabilities & Obligations FAS 167	11,540		11,046		12,778		13,481
Total Shareholders’ Equity	29,715		30,462		31,868		32,379
Noncontrolling interest	796		718		710		724
Total liabilities and shareholders’ equity	$225,415		$228,841		$240,325		$256,409
Net interest margin-Taxable equivalent basis		1.89%		1.74%		1.67%		1.54%

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates (continued)

	PRELIMINARY

	Quarter End
	March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$57,637	0.90%	$59,291	0.98%	$60,412	1.00%	$43,628	1.08%	$35,095	1.30%
Interest-bearing deposits with Federal Reserve bank	20,367	0.32	34,068	0.32	61,115	0.31	72,118	0.32	63,526	0.27
Other Short Term Investment (FRB)	—	—	—		—	—	—	—	—	—
Federal funds sold and securities under resale agreements	4,514	0.50	4,577	0.46	4,865	0.71	5,271	0.64	5,174	0.72
Margin loans	7,484	1.48	9,508	1.34	9,379	1.34	11,886	1.26	12,901	1.29
Non-margin loans:
Domestic offices	21,856	2.57	21,093	2.54	21,583	2.43	21,794	2.37	20,128	2.46
Foreign offices	9,226	1.44	9,727	1.53	9,527	1.52	10,556	1.54	10,180	1.77

Total non-margin loans	31,082	2.22	30,820	2.23	31,110	2.15	32,350	2.10	30,308	2.23
Securities
U.S. government obligations	12,849	1.61	14,337	1.63	14,079	1.57	18,693	1.45	17,268	1.56
U.S. government agency obligations	20,221	2.98	20,466	3.09	20,998	2.93	25,006	2.58	32,347	2.41
Obligations of states and political subdivisions	557	6.37	934	5.32	1,611	4.13	2,452	3.47	3,354	2.97
Other securities	31,770	3.43	33,045	3.25	34,175	3.30	33,830	3.19	33,840	2.87
Trading securities	3,698	2.44	2,877	2.44	2,509	2.62	2,490	2.94	2,518	2.78

Total securities	69,095	2.96	71,659	2.87	73,372	2.86	82,471	2.60	89,327	2.44

Total interest-earning assets	190,179	1.80	209,923	1.70	240,253	1.55	247,724	1.50	236,331	1.56
Allowance for credit losses	(494)		(463)		(437)		(384)		(392)
Cash and due from banks	4,094		4,335		5,204		4,695		4,271
Other assets	49,577		50,459		53,305		52,200		49,690
Discontinued Operations	—		—		—		—		—
Total Asset Consol VIE FAS 167	14,342		14,226		13,138		11,839		11,444
Total Assets	$257,698		$278,480		$311,463		$316,074		$301,344
Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$5,417	0.38%	$4,029	0.41%	$4,532	0.35%	$4,666	0.27	$4,299	0.27
Savings	1,600	0.16	1,646	0.16	1,692	0.15	1,163	0.19	787	0.30
Certificates of deposit of $100,000 & over	296	0.06	369	0.05	394	0.05	396	0.05	30	0.39
Demand Deposits	—	—	—	—	—	—	—	—	64	0.01
Other time deposits	31,823	0.09	34,484	0.08	35,597	0.07	35,624	0.07	33,588	0.08
Foreign offices	77,379	0.19	85,430	0.26	83,580	0.26	88,494	0.22	86,670	0.15

Total interest-bearing deposits	116,515	0.17	125,958	0.22	125,795	0.21	130,343	0.18	125,438	0.14
Federal funds purchased and securities under repurchase agreements	5,172	0.07	10,894	0.06	10,164	0.03	8,008	(0.07)	8,584	(0.02)
Trading Liabilities	2,764	1.86	1,524	2.35	1,911	1.25	1,225	1.62	1,153	1.55
Other borrowed funds	1,821	1.61	1,877	0.99	2,256	0.77	2,159	0.93	2,579	0.79
Payables to customers and broker- dealers	6,701	0.10	6,843	0.09	7,692	0.10	8,023	0.08	7,555	0.11
Long-term debt	17,014	1.87	17,380	1.63	18,256	1.60	19,546	1.55	20,538	1.79

Total interest-bearing liabilities	149,987	0.40	164,476	0.38	166,074	0.37	169,304	0.34	165,847	0.34
Total noninterest-bearing deposits	38,616		43,038		73,389		76,309		66,613
Other liabilities	22,350		23,694		25,462		25,433		24,248
Discontinued Operations	—		—		—		—		—
VIE Liabilities & Obligations FAS 167	13,114		12,966		11,728		10,516		10,159
Total Shareholders’ Equity	32,827		33,464		34,008		33,761		33,718
Noncontrolling interest	804		842		802		752		759
Total liabilities and total equity	$257,698		$278,480		$311,463		$316,074		$301,344
Net interest margin - Taxable equivalent basis		1.49%		1.41%		1.30%		1.27%		1.32%

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NONINTEREST EXPENSE

	2010				2011				2012
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Staff:
Compensation	$753	$763	$850	$871	$876	$903	$903	$885	$861
Incentives	284	272	289	348	325	328	328	281	352
Employee benefits	183	199	205	198	223	232	226	216	240

Total staff	1,220	1,234	1,344	1,417	1,424	1,463	1,457	1,382	1,453
Professional, legal and other purchased services	241	256	282	320	283	301	311	322	299
Software and equipment	169	162	187	207	206	203	193	213	205
Net occupancy	137	143	150	158	153	161	151	159	147
Distribution and servicing	89	90	94	104	111	109	100	96	101
Sub-custodian	52	65	60	70	68	88	80	62	70
Business development	52	68	63	88	56	73	57	75	56
Other	186	201	249	260	277	292	304	274	320

Subtotal (a)	$2,146	$2,219	$2,429	$2,624	$2,578	$2,690	$2,653	$2,583	$2,651
Special Litigation Reserves	164	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Amortization of intangible assets	97	98	111	115	108	108	106	106	96
Restructuring charges	7	(15)	15	21	(6)	(7)	(5)	107	(9)
Merger & integration expense	26	14	56	43	17	25	17	32	18

Total noninterest expense	$2,440	$2,316	$2,611	$2,803	$2,697	$2,816	$2,771	$2,828	$2,756
Memo:
Total noninterest expense excluding amortization of intangible and direct expense related to Shareowner Services -Non-GAAP	$2,263	$2,170	$2,387	$2,574	$2,532	$2,643	$2,616	$2,537	$2,651
Full Time Employees at period-end (b)	42,300	42,700	47,700	48,000	48,400	48,900	49,600	48,700	47,800

(a)	The GIS and BAS acquisitions were completed on July 1, 2010 and August 2, 2010, respectively. The Shareowner Services business was sold on December 31, 2011.

(b)	Represents full time employees.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 9 Quarter Trend

	2010				2011				2012
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Market value of assets under management at period-end (in billions)
Institutional	$620	$595	$639	$639	$701	$733	$719	$757	$829
Mutual Funds	396	370	418	454	451	462	406	427	404
Private Client	89	82	84	79	77	79	73	76	75

Total market value of assets under management (a)	1,105	1,047	1,141	1,172	1,229	1,274	1,198	1,260	1,308
Composition of assets under management at period-end
Equity	31%	30%	31%	32%	34%	34%	30%	31%	33%
Fixed Income	28%	30%	30%	29%	30%	31%	35%	35%	35%
Money Market	30%	30%	29%	29%	27%	26%	27%	26%	24%
Alternative investments and overlay	11%	10%	10%	10%	9%	9%	8%	8%	8%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%
Market value of assets under custody and administration at period-end (in trillions)	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8	$26.6
Market value of securities on loan at period-end (b)	$253	$248	$279	$278	$278	$273	$250	$269	$265
Market Indices
S&P 500 Index (c)	1169	1031	1141	1258	1326	1321	1131	1258	1408
S&P 500 Index-daily average	1123	1135	1095	1204	1302	1318	1227	1224	1347
FTSE 100 Index (c)	5680	4917	5549	5900	5909	5946	5128	5572	5768
FTSE 100 Index-daily average	5431	5361	5312	5760	5945	5906	5470	5424	5818
Barclays Capital Aggregate Bond Index (c)	300	299	329	323	328	341	346	347	351
MSCI Emerging Markets (EM) IMI Index (c)	1004	914	1074	1151	1164	1140	874	904	1030
NYSE & NASDAQ Share Volume (in billions)	246	299	233	219	225	213	250	206	186
JP Morgan G7 Currency Volatility Index-daily average	11.93	12.92	12.07	12.46	11.07	11.21	12.60	12.95	10.39

(a)	Excludes securities lending cash management assets.

(b)	Represents the securities on loan managed by the Investment Services business.

(c)	Period end.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 9 Quarter Trend

	2010				2011				2012
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Market value of assets under management at beginning of period	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260
Net Flows
Long-term	16	12	11	9	31	32	4	16	7
Money market	(25)	(17)	18	6	(5)	(1)	(15)	7	(9)

Total net flows	(9)	(5)	29	15	26	31	(11)	23	(2)
Net Market and currency impact/other	(1)	(53)	65	16	31	14	(65)	39	50

Market value of assets under management at end of period (a)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308

(a)	Excludes securities lending cash management assets.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT MANAGEMENT - 9 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment management:
Mutual funds	249	254	270	293	283	290	263	237	260
Institutional clients	280	279	282	300	319	319	311	299	322
Wealth management fees	159	153	153	157	164	163	157	154	157
Performance fees	13	19	16	75	17	18	11	47	16

Total investment management revenue	701	705	721	825	783	790	742	737	755
Distribution and servicing	47	49	53	52	51	48	41	41	45
Other fee revenue (a)	21	9	17	17	34	24	(26)	(11)	52

Total fee and other revenue	769	763	791	894	868	862	757	767	852
Net interest revenue	52	53	49	51	52	48	51	55	55

Total revenue	821	816	840	945	920	910	808	822	907
Provision for credit losses	—	—	1	2	—	1	—	—	—
Noninterest expenses (ex. intangible amortization)	565	594	621	664	627	641	622	632	619

Income before taxes (ex. intangible amortization)	256	222	218	279	293	268	186	190	288
Amortization of intangible assets	59	59	58	61	55	53	53	53	48

Income before taxes	197	163	160	218	238	215	133	137	240
Average assets	$33,800	$33,941	$36,194	$37,645	$37,315	$36,741	$36,949	$37,163	$36,475

Market value of assets under management at period-end (in billions) (b)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308

Pre-tax operating margin
GAAP	24%	20%	19%	23%	26%	24%	16%	17%	26%
Non-GAAP (ex. intangible amortization and net distribution and servicing expense) (c)	35%	31%	29%	33%	36%	33%	26%	26%	36%

(a)	Other revenue includes asset servicing and treasury services revenue.

(b)	Excludes securities lending cash management assets.

(c)	Distribution and servicing expense totaled $88 million, $90 million, $94 million, and $104 million, respectively, for the quarters of 2010 and $110 million, $108 million, $99 million and $95 million, respectively, for the quarters of 2011 and $100 million for the first quarter of 2012.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT SERVICES - 9 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment services fees
Asset servicing fees—ex. securities lending	584	595	813	855	863	891	862	823	876
Securities lending revenue	24	30	26	26	27	52	32	35	39
Issuer services	283	298	318	360	292	314	401	245	251
Clearing services	230	245	252	278	292	292	297	278	303
Treasury services	130	124	138	134	133	134	132	133	136

Total investment services fees	1,251	1,292	1,547	1,653	1,607	1,683	1,724	1,514	1,605
Foreign Exchange and other trading revenue	227	251	186	232	209	203	236	196	176
Other fee revenue (a)	64	117	87	78	73	81	68	71	73

Total fee and other revenue (a)	1,542	1,660	1,820	1,963	1,889	1,967	2,028	1,781	1,854
Net interest revenue	629	586	570	578	621	650	661	634	644

Total revenue (b)	2,171	2,246	2,390	2,541	2,510	2,617	2,689	2,415	2,498
Provision for credit losses	—	—	—	—	—	—	—	—	16
Noninterest expenses (ex. intangible amortization) (b)	1,358	1,457	1,576	1,697	1,702	1,775	1,851	1,706	1,781

Income before taxes (ex. intangible amortization)	813	789	814	844	808	842	838	709	701
Amortization of intangible assets	35	35	48	50	50	50	49	50	48

Income before taxes	778	754	766	794	758	792	789	659	653
Average loans	$14,273	$17,053	$17,941	$19,053	$20,554	$22,891	$22,879	$26,804	$25,902
Average assets	$150,826	$151,915	$158,110	$176,722	$176,162	$191,756	$220,930	$228,668	$215,899
Average deposits	$120,322	$120,394	$123,298	$137,964	$139,342	$153,863	$181,848	$188,539	$176,811
Pre-tax operating margin
GAAP	36%	34%	32%	31%	30%	30%	29%	27%	26%
Non-GAAP adjusted (excluding intangible amortization)	37%	35%	34%	33%	32%	32%	31%	29%	28%

Market value of assets under custody and administration at period-end (in trillions)	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8	$26.6

Market value of securities on loan at period-end (in billions) (c)	$253	$248	$279	$278	$278	$273	$250	$269	$265

Note:	On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Total fee and other revenue includes investment management fees and distribution and servicing revenue.

(b)	On July 1, 2010 and August 2, 2010 the GIS and BAS acquisitions were completed.

(c)	Represents the securities on loan managed by the Investment Services business.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

OTHER-9 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Fee and other revenue	259	164	106	160	147	269	121	240	164
Net interest revenue	84	83	99	91	25	33	63	91	66

Total revenue	343	247	205	251	172	302	184	331	230
Provision for credit losses	35	20	(23)	(24)	—	(1)	(22)	23	(11)
Noninterest expenses (ex. special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	223	168	232	263	249	274	180	245	251

Income before taxes (ex. special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	85	59	(4)	12	(77)	29	26	63	(10)
Amortization of intangible assets	3	4	5	4	3	5	4	3	—
Special Litigation Reserves	164	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Restructuring charges	7	(15)	15	21	(6)	(7)	(5)	107	(9)
Merger & integration expenses	26	14	56	43	17	25	17	32	18

Income before taxes	(115)	56	(80)	(56)	(91)	6	10	(79)	(19)
Average loans and leases	$13,639	$13,261	$12,308	$11,808	$11,187	$10,553	$10,652	$10,223	$9,885
Average assets	$39,891	$42,725	$45,774	$41,819	$44,221	$49,983	$53,584	$50,243	$48,970

Note:	On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

(dollar amounts in millions unless otherwise noted)	Investment Management			Investment Services			Other			Consolidated Results
	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011 (b)	2010 (b)	2009
Revenue:
Investment services fees
Asset servicing	112	122	113	3,585	2,953	2,459	—	1	1	3,697	3,076	2,573
Issuer services	—	—	—	1,252	1,259	1,235	193	201	228	1,445	1,460	1,463
Clearing services	—	—	—	1,159	1,005	958	—	—	4	1,159	1,005	962
Treasury services	2	3	3	532	526	515	1	1	1	535	530	519

Total investment services fees	114	125	116	6,528	5,743	5,167	194	203	234	6,836	6,071	5,517
Investment management fees	2,959	2,829	2,541	53	37	30	3	4	13	3,015	2,870	2,584
Performance fees	93	123	93	1	—	—	—	—	—	94	123	93
Foreign exchange and other trading revenue	—	10	3	844	896	1,081	4	(20)	(48)	848	886	1,036
Distribution and servicing	181	201	279	6	8	54	—	1	(7)	187	210	326
Financing-related fees	6	6	10	46	47	49	118	142	156	170	195	215
Investment and other income	(100)	(89)	(165)	187	254	289	411	344	213	498	509	337

Total fee revenue	3,253	3,205	2,877	7,665	6,985	6,670	730	674	561	11,648	10,864	10,108
Net Securities gains (losses)	1	12	(76)	—	—	—	47	15	(5,293)	48	27	(5,369)

Total fee and other revenue	3,254	3,217	2,801	7,665	6,985	6,670	777	689	(4,732)	11,696	10,891	4,739
Net interest revenue (expense)	206	205	242	2,566	2,363	2,242	212	357	431	2,984	2,925	2,915

Total revenue	3,460	3,422	3,043	10,231	9,348	8,912	989	1,046	(4,301)	14,680	13,816	7,654
Provision for credit losses	1	3	1	—	—	—	—	8	331	1	11	332
Noninterest expenses (ex. M&I expenses and intangible amortization)	2,522	2,444	2,221	7,034	6,088	5,473	1,037	1,078	1,177	10,593	9,610	8,871

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	937	975	821	3,197	3,260	3,439	(48)	(40)	(5,809)	4,086	4,195	(1,549)
Amortization of intangible assets	214	237	264	199	168	146	15	16	16	428	421	426
Merger & integration expense	—	—	—	—	—	—	91	139	233	91	139	233

Income before taxes, noncontrolling interest and extraordinary (loss)	723	738	557	2,998	3,092	3,293	(154)	(195)	(6,058)	3,567	3,635	(2,208)
Average loans	$6,970	$6,461	$5,821	$23,298	$17,096	$13,754	$10,651	$12,748	$16,849	$40,919	$36,305	$36,424
Average assets	$37,041	$35,408	$21,836	$204,569	$158,675	$151,005	$49,535	$43,353	$37,098	$291,145	$237,436	$209,939
Average deposits	$10,113	$8,240	$6,788	$166,076	$124,969	$120,494	$6,490	$6,229	$7,370	$182,679	$139,438	$134,652

Market value of assets under management at period-end (in billions)	$1,260	$1,172	$1,115	$—	$—	$—	$—	$—	$—	$1,260	$1,172	$1,115

Market value of assets under custody and administration at period-end (in trillions)	$—	$—	$—	$25.8	$25.0	$22.3	$—	$—	$—	$25.8	$25.0	$22.3

Market value of securities on loan at period-end (in billions)	$—	$—	$—	$269	$278	$247	$—	$—	$—	$269	$278	$247

Pre-tax operating margin-GAAP	21%	22%	18%	29%	33%	37%	n/m	n/m	n/m	24%	26%	n/m
Pre-tax operating margin (ex. intangible amortization)-Non-GAAP	27%	28%	27%	31%	35%	39%	n/m	n/m	n/m	27%	29%	n/m
Pre-tax operating margin-Non-GAAP (a)	27%	29%	30%	31%	35%	42%	n/m	n/m	n/m	28%	32%	31%

Memo:
Securities Lending Revenue										183	150	259

Note:	On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Excludes M&I expenses, tax settlements, support agreement charges, restructuring charges, special litigation, investment write-downs and intangible amortization expense.

(b)	Total fee and other revenue and income before taxes for the years 2010 and 2011 includes income from consolidated investment management funds of $226 million and $200 million, respectively, net of income attributable to noncontrolling interests of $59 million and $50 million, respectively. The net of these income statement line items of $167 million and $150 million, respectively, are included above in fee and other revenue.

n/m - not meaningful

Note: See pages 9-11 for details of revenue/expense items impacting respective business results.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NONPERFORMING ASSETS

	2010				2011				2012
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Loans:
Other residential mortgages	$204	$229	$238	$244	$245	$236	$228	$203	$188
Wealth Management	58	62	66	59	56	31	32	32	35
Commercial real estate	50	49	39	44	36	28	28	40	39
Commercial	40	40	35	34	32	31	21	21	32
Foreign	7	7	—	7	7	13	13	10	10
Financial Institutions	95	13	16	5	4	4	12	23	14

Total nonperforming loans	454	400	394	393	380	343	334	329	318
Other assets owned	5	6	7	6	6	8	10	12	13

Total nonperforming assets (a)	$459	$406	$401	$399	$386	$351	$344	$341	$331

Nonperforming assets ratio	1.35%	1.09%	1.06%	1.06%	0.96%	0.83%	0.76%	0.78%	0.77%
Nonperforming assets ratio excluding margin loans	1.58%	1.29%	1.26%	1.29%	1.26%	1.08%	0.98%	1.09%	1.11%
Allowance for loan losses/nonperforming loans	114.5	135.5	135.5	126.7	122.9	128.6	117.4	119.8	121.4
Allowance for loan losses/nonperforming assets	113.3	133.5	133.2	124.8	121.0	125.6	114.0	115.5	116.6
Total allowance for credit losses/nonperforming loans	140.5	161.3	154.3	145.3	145.8	156.0	149.1	151.1	155.3
Total allowance for credit losses/nonperforming assets	139.0	158.9	151.6	143.1	143.5	152.4	144.8	145.7	149.2

(a)	Loans of consolidated investment management funds are not part of BNY Mellon’s loan portfolio. Included in these loans are nonperforming loans for the 1st, 2nd, 3rd and 4th quarters of 2010 of $150 million, $131 million, $231 million and $218 million, respectively, and for 1st, 2nd, 3rd and 4th quarters of 2011 of $239 million, $216 million, $265 million, and $101 million, respectively, and for the 1st quarter of 2012 $180 million. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2010				2011				2012
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Allowance for credit losses:
Allowance for credit losses	$503	$520	$542	$534	$498	$467	$441	$392	$394
Allowance for unfunded commitments	125	118	103	74	73	87	94	106	103

Allowance for credit losses—beginning of period	628	638	645	608	571	554	535	498	497

Net (charge-offs)/recoveries
Charge-offs	(37)	(14)	(17)	(17)	(19)	(21)	(17)	(25)	(10)
Recoveries	12	1	2	2	2	2	2	1	2

Total Net (charge-offs)/recoveries	(25)	(13)	(15)	(15)	(17)	(19)	(15)	(24)	(8)

Provision for credit losses	35	20	(22)	(22)	—	—	(22)	23	5

Allowance for credit losses—end of period	638	645	608	571	554	535	498	497	494

Allowance for loan losses	$520	$542	$534	$498	$467	$441	$392	$394	$386
Allowance for unfunded commitments	118	103	74	73	87	94	106	103	108

Allowance for credit losses—end of period (a)	638	645	608	571	554	535	498	497	494

Allowance for loan losses as a percentage of total loans	1.54%	1.46%	1.41%	1.32%	1.17%	1.05%	0.87%	0.90%	0.90%